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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 1, 1996
                                                        ----------------

                                   DMI, Inc.
             (Exact name of registrant as specified in its charter


        COLORADO                    0-19875                    95-3500183
        --------                    -------                    ----------
(State of incorporation)     (Commission File Number)         (IRS Employer
                                                         Identification Number)


                     2501 W. Fifth St. Santa Ana, CA 92703
                     --------------------------------------
                     Address of principal executive offices


        Registrant's telephone number, including area code 714-571-1900
                                                           ------------

                                      None
                                      ----
          Former name or former address, if changed since last report
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         None

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         None

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On November 1, 1996, the registrant's accountant, Coopers & Lybrand resigned. The resignation was not because of any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

ITEM 5.  OTHER EVENTS

         None

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         None

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NUMBER         EXHIBIT
         --------------         -------

               16               Letter from Coopers & Lybrand dated
                                November 1, 1996

ITEM 8.  CHANGE IN FISCAL YEAR

         None

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                                   SIGNATURES

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMI, Inc.

/s/ DUNCAN MACDONALD                                11/25/96
--------------------------                    ----------------------
Duncan MacDonald                             Date
Secretary